UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    March 3, 2010 (March 2, 2010)

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)    On March 2, 2010, the Registrant entered into new employment agreements dated as of March 1, 2010 with each of Ronald E. Pipoly, Jr., Registrant’s Chief Financial Officer, Michael J. Saxon, Registrant’s Chief Operating Officer, and Christopher M. Longo, Registrant’s Chief Information Officer.  The new employment agreements supersede all prior employment agreements between the Registrant and each of the foregoing officers.  The terms of the agreements are described below:

1.           Ronald E. Pipoly, Jr.

Pursuant to Mr. Pipoly’s employment agreement, he has agreed to serve as our Chief Financial Officer. Mr. Pipoly’s term of employment under his agreement continues until February 28, 2013, at which time the employment agreement will automatically renew for successive one year terms, unless Mr. Pipoly or the Registrant provides 90 days’ written notice of an intention not to renew (the “Employment Period”). Mr. Pipoly is entitled to an annual salary review commencing on March 1, 2011. Effective March 1, 2010, Mr. Pipoly receives an annual base salary in the amount of $500,000. Mr. Pipoly is entitled to an annual bonus comparable to the other senior executives of the Registrant, subject to a cap equal to three times his then current salary. Mr. Pipoly is also entitled to other bonus payments in the discretion of the Board of Directors.

In the event of disability, the Registrant may terminate Mr. Pipoly’s employment upon five days’ written notice; however, Mr. Pipoly will be entitled to receive his salary and any unreimbursed expenses following the disability termination date for a period which is the greater of one year or the remainder of the Employment Period. In the event Mr. Pipoly dies during his term of employment, his heirs will be entitled to receive his salary following the date of death for a period which is the greater of one year or the remainder of the Employment Period.

The Registrant may terminate Mr. Pipoly’s employment at any time for cause and, upon such an event, the Registrant will have no further compensation or benefit obligation to Mr. Pipoly after the date of termination. Cause is defined in Mr. Pipoly’s employment agreement as (i) habitual or gross negligence in the performance of his duties and responsibilities with the Registrant, including a failure to perform such duties and responsibilities, provided such performance or neglect is not corrected (assuming it is correctable) by Mr. Pipoly within twenty (20) business days after receipt of written notice from the Registrant; (ii) any material breach by Mr. Pipoly of the employment agreement or any other agreement with the Registrant or any of its affiliates to which Mr. Pipoly is a party, provided such performance or neglect is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Pipoly within twenty (20) business days after receipt of written notice from the Registrant; (iii) breach of a fiduciary duty to the Registrant or failure to act in the best interests of the Registrant; (iv) the arrest (following an investigation of the facts which results in a determination by the Registrant of Mr. Pipoly’s culpability) of, conviction of, or admission by, Mr. Pipoly of a felony or crime involving moral turpitude, whether or not committed in the course of performing services for the Registrant; (v) the Commission by Mr. Pipoly of any acts of moral turpitude, including the commission by Executive of embezzlement, theft or any other fraudulent act; or (vi) violation of the Registrant’s policies, provided such violation is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Pipoly within twenty (20) business days after receipt of written notice from the Registrant.

Mr. Pipoly has agreed to keep confidential all information regarding the Registrant that he receives during the term of his employment and thereafter. Mr. Pipoly has also agreed that upon termination of employment he will not compete with the Registrant for a period of one year following the date of termination and will not solicit any customer or employee of the Registrant or solicit any entity that has been contacted by the Registrant regarding a possible acquisition by the registrant for purposes of acquiring that entity, for three years after termination.

2.           Michael J. Saxon

Pursuant to Mr. Saxon’s employment agreement, he has agreed to serve as the Chief Operating Officer of the Registrant. Mr. Saxon’s term of employment under this agreement continues until February 28, 2013, at which time the employment agreement will automatically renew for successive one year terms, unless Mr. Saxon or the Registrant provides 90 days’ written notice of an intention not to renew (the “Employment Period”). Mr. Saxon is entitled to an annual salary review beginning on March 1, 2011. Effective March 1, 2010, Mr. Saxon receives an annual base salary in the amount of $600,000. Mr. Saxon is entitled to an annual profit bonus equal to one percent (1%) of the Registrant’s “profit” for the fiscal year, provided that the annual profit is no less than 75% of the profit target for that year.  “Profit” as defined in the agreement as the Company’s after-tax net income for the calendar year, excluding investment gains and losses and extraordinary and non-recurring income, as determined in accordance with generally accepted accounting principles on a consistent basis, including appropriate reserves, by the Company’s independent public accountants.  The “profit target” is, for each calendar year during the Employment Period, the greater of the profit for the preceding calendar year and the profit of the Registrant for the annual period ended December 31, 2009.  The annual profit bonus is subject to a cap, which shall be the amount equal to (i) three times Mr. Saxon’s then current salary if the profit is more than 110% of the profit target; (ii) two times Mr. Saxon’s then current salary if the profit is 110% or less, but greater than 100% of the profit target; and (iii) Mr. Saxon’s then current salary if the profit is 100% or less, but equal to or greater than 75% of the profit target.  Mr. Saxon may also receive other bonus payments determined at the sole discretion of the Board of Directors.

In the event of disability, the Registrant may terminate Mr. Saxon’s employment agreement upon five days’ written notice; however, he will be entitled to receive his salary and any unreimbursed expenses following the disability termination date for a period which is the greater of one year or the remainder of the Employment Period. In the event Mr. Saxon dies during his term of employment, his heirs shall be entitled to receive his salary and any unreimbursed expenses from the date of his death for a period which is the greater of one year or the remainder of the Employment Period.

The Registrant may terminate Mr. Saxon’s employment at any time for cause and, upon such an event, the Registrant will have no further compensation or benefit obligation to Mr. Saxon after the date of termination. Cause is defined in Mr. Saxon’s employment agreement as (i) habitual or gross negligence in the performance of his duties and responsibilities with the Registrant, including a failure to perform such duties and responsibilities, provided such performance or neglect is not corrected (assuming it is correctable) by Mr. Saxon within twenty (20) business days after receipt of written notice from the Registrant; (ii) any material breach by Mr. Saxon of the employment agreement or any other agreement with the Registrant or any of its affiliates to which Mr. Saxon is a party, provided such performance or neglect is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Saxon within twenty (20) business days after receipt of written notice from the Registrant; (iii) breach of a fiduciary duty to the Registrant or failure to act in the best interests of the Registrant; (iv) the arrest (following an investigation of the facts which results in a determination by the Registrant of Mr. Saxon’s culpability) of, conviction of, or admission by, Mr. Saxon of a felony or crime involving moral turpitude, whether or not committed in the course of performing services for the Registrant; (v) the Commission by Mr. Saxon of any acts of moral turpitude, including the commission by Executive of embezzlement, theft or any other fraudulent act; or (vi) violation of the Registrant’s policies, provided such violation is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Saxon within twenty (20) business days after receipt of written notice from the Registrant.

Mr. Saxon has agreed to keep confidential all information regarding the Registrant that he receives during the term of his employment and thereafter. Mr. Saxon has also agreed that upon termination of employment he will not compete with the Registrant for a period of one year from the date of termination and will not solicit any customer or employee of the Registrant or solicit any entity that has been contacted by the Registrant regarding a possible acquisition by the Registrant for purposes of acquiring that entity, for three years after termination.

3.           Christopher M. Longo

Pursuant to Mr. Longo’s employment agreement, he has agreed to serve as the Chief Information Officer of the Registrant. Mr. Longo’s term of employment under this agreement continues until February 28, 2013, at which time the employment agreement will automatically renew for successive one year terms, unless Mr. Longo or the Registrant provides 90 days’ written notice of an intention not to renew (the “Employment Period”). Mr. Longo is entitled to an annual salary review beginning on March 1, 2011. Effective March 1, 2010, Mr. Longo receives an annual base salary in the amount of $500,000. Mr. Longo is entitled to an annual profit bonus equal to one percent (1%) of the Registrant’s profit for the fiscal year, provided that the annual profit is no less than 75% of the profit target for that year.  “Profit” as defined in the agreement as the Company’s after-tax net income for the calendar year, excluding investment gains and losses and extraordinary and non-recurring income, as determined in accordance with generally accepted accounting principles on a consistent basis, including appropriate reserves, by the Company’s independent public accountants.  The “profit target” is, for each calendar year during the Employment Period, the greater of the profit for the preceding calendar year and the profit of the Registrant for the annual period ended December 31, 2009.  The annual profit bonus is subject to a cap, which shall be the amount equal to (i) three times Mr. Longo’s then current salary if the profit is more than 110% of the profit target; (ii) two times Mr. Longo’s then current salary if the profit is 110% or less, but greater than 100% of the profit target; and (iii) Mr. Longo’s then current salary if the profit is 100% or less, but equal to or greater than 75% of the profit target.  Mr. Longo may also receive other bonus payments determined at the sole discretion of the Board of Directors.

In the event of disability, the Registrant may terminate Mr. Longo’s employment agreement upon five days’ written notice; however, he will be entitled to receive his salary and any unreimbursed expenses following the disability termination date for a period which is the greater of one year or the remainder of the Employment Period. In the event Mr. Longo dies during his term of employment, his heirs shall be entitled to receive his salary and any unreimbursed expenses from the date of his death for a period which is the greater of one year or the remainder of the Employment Period.

The Registrant may terminate Mr. Longo’s employment at any time for cause and, upon such an event, the Registrant will have no further compensation or benefit obligation to Mr. Longo after the date of termination. Cause is defined in Mr. Longo’s employment agreement as (i) habitual or gross negligence in the performance of his duties and responsibilities with the Registrant, including a failure to perform such duties and responsibilities, provided such performance or neglect is not corrected (assuming it is correctable) by Mr. Longo within twenty (20) business days after receipt of written notice from the Registrant; (ii) any material breach by Mr. Longo of the employment agreement or any other agreement with the Registrant or any of its affiliates to which Mr. Longo is a party, provided such performance or neglect is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Longo within twenty (20) business days after receipt of written notice from the Registrant; (iii) breach of a fiduciary duty to the Registrant or failure to act in the best interests of the Registrant; (iv) the arrest (following an investigation of the facts which results in a determination by the Registrant of Mr. Longo’s culpability) of, conviction of, or admission by, Mr. Longo of a felony or crime involving moral turpitude, whether or not committed in the course of performing services for the Registrant; (v) the Commission by Mr. Longo of any acts of moral turpitude, including the commission by Executive of embezzlement, theft or any other fraudulent act; or (vi) violation of the Registrant’s policies, provided such violation is not corrected (assuming a reasonable person would believe it is correctable) by Mr. Longo within twenty (20) business days after receipt of written notice from the Registrant.

Mr. Longo has agreed to keep confidential all information regarding the Registrant that he receives during the term of his employment and thereafter. Mr. Longo has also agreed that upon termination of employment he will not compete with the Registrant for a period of one year from the date of termination and will not solicit any customer or employee of the Registrant or solicit any entity that has been contacted by the Registrant regarding a possible acquisition by the Registrant for purposes of acquiring that entity, for three years after termination.

The preceding descriptions of the employment agreements with Messrs. Pipoly, Saxon and Longo are qualified in their entirety by the agreements filed herewith as Exhibit 10.1, 10.2 and 10.3, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
10.1	Employment Agreement dated March 1, 2010 – Ronald E. Piploy, Jr.
10.2	Employment Agreement dated March 1, 2010 – Michael J. Saxon
10.3	Employment Agreement dated March 1, 2010 – Christopher M. Longo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTRUST FINANCIAL SERVICES, INC.
(Registrant)

Date	March 3, 2010

/s/ Stephen B. Ungar
Stephen B. Ungar
Secretary